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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-16177


                        SUPPLEMENT TO THE PROSPECTUS OF
              MORGAN STANLEY DEAN WITTER FINANCIAL SERVICES TRUST
                              DATED JULY 30, 1998



     The sixth paragraph of the section entitled "The Fund and Its Management" in the above Prospectus is revised to reflect that, effective May 1, 1999, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $500 million, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million.



May 1, 1999